UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 12, 2015

Date of Report (Date of earliest event reported)

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-8661

New Jersey	13-2595722
(State of incorporation)	(I.R.S. Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

(908) 903-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

This Current Report on Form 8-K is being filed in connection with a memorandum of understanding (the “MOU”) regarding certain litigation relating to the proposed merger (the “merger”) of The Chubb Corporation (“Chubb” or the “Company”) with and into William Investment Holdings Corporation (“Merger Sub”), a wholly owned subsidiary of ACE Limited (“ACE”), pursuant to the agreement and plan of merger (the “merger agreement”), dated as of June 30, 2015, by and among Chubb, ACE and Merger Sub.

The litigation to which the MOU relates are ten putative class action lawsuits challenging the merger and naming as defendants Chubb, the Chubb board of directors, ACE and/or Merger Sub (collectively, “defendants”). The suits were filed in the New Jersey Superior Court, Somerset County, Chancery Division and are captioned: The Sadie Nauy Charitable Found. v. The Chubb Corp., et al., C-012040-15 (filed July 10, 2015); Anne Cutler v. John D. Finnegan, et al., C-012041-15 (filed July 10, 2015); Sidney Weiman v. The Chubb Corp., et al., C-012043-15 (filed July 14, 2015); Renee Sayegh v. The Chubb Corp., et al., C-012045-15 (filed July 10, 2015); Judy Mesirov v. The Chubb Corp., et al., C-012046-15 (filed July 20, 2015); Shiva Stein v. The Chubb Corp., et al., C-012047-15 (filed July 21, 2015); Vladimir Gusinsky Living Trust v. The Chubb Corp., et al., C-012048-15 (filed July 22, 2015); Jane Schwartzman v. Zoe Baird Budinger, et al., C-012049-15 (filed July 20, 2015); Saunders v. The Chubb Corp., et al., C-012050-15 (filed July 23, 2015); and Polatsch v. The Chubb Corp., et al., C-012051-15 (filed July 23, 2015) (the “Actions”). The complaints filed in the Actions allege, among other things, that the Chubb board of directors breached its fiduciary duties by agreeing to sell Chubb through an unfair and inadequate process and by failing to maximize the value of Chubb. Several of the complaints also allege that Chubb, ACE and/or Merger Sub have aided and abetted these breaches of fiduciary duties. The amended complaints filed in the Mesirov, Weiman and Schwartzman Actions added, among other things, allegations that the preliminary Registration Statement on Form S-4 filed by ACE on August 3, 2015 contained material misstatements and omissions.

On October 12, 2015, defendants and plaintiffs in the Actions entered into the MOU, which provides for the settlement of the Actions. The MOU contemplates, among other things, that Chubb will make certain supplemental disclosures relating to the merger, all of which are set forth below. Although the defendants deny the allegations made in the Actions and believe that no supplemental disclosure is required under applicable laws, in order to avoid the burden and expense of further litigation, Chubb agreed to make such supplemental disclosures pursuant to the terms of the MOU.

The settlement contemplated by the MOU is subject to confirmatory discovery and customary conditions, including court approval following notice to Chubb’s shareholders. A hearing will be scheduled at which the New Jersey Superior Court will consider the fairness, reasonableness and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims by shareholders of Chubb under New Jersey law challenging any aspect of the proposed merger, the merger agreement, and any disclosure made in connection therewith, pursuant to terms that will be disclosed to shareholders prior to final approval of the settlement. There can be no assurance that the court will approve the settlement contemplated by the MOU. If the court does not approve the settlement, or if the settlement is otherwise disallowed, the proposed settlement as contemplated by the MOU may be terminated.

SUPPLEMENTAL DISCLOSURES

The following information supplements the definitive joint proxy statement/prospectus dated September 11, 2015 (the “Proxy Statement”) and should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.

The following is added to the end of the second full paragraph on page 70:

In addition, Chubb also engaged Lenz & Staehelin to advise with respect to aspects of the transactions contemplated by the merger agreement involving Swiss law.

The following is added after the fourth sentence of the first full paragraph on page 72:

Wachtell Lipton further discussed with the Chubb board the fact that the stock component of the merger consideration would be taxable to Chubb’s shareholders upon receipt of such stock consideration.

The following is added as a new bullet point after the fourth bullet point on page 73:

•	the tax consequences of the merger, including the fact that the stock component of the merger consideration would be taxable to Chubb shareholders upon receipt of such stock consideration, rather than upon subsequent sale of such stock consideration;

The paragraph above the section titled “Precedent Merger and Acquisition Transaction Analysis” on page 85 is deleted in its entirety and replaced with the below:

As part of its review of the property and casualty insurance sector peer group companies, Guggenheim Securities also performed various financial benchmarking analyses (based on Wall Street equity research consensus estimates and the most recent publicly available financial filings) as presented in the tables below:

Selected Property and Casualty Insurance Sector Peer Group Growth Trends

	Net Premium Written Growth		Long-Term EPS Growth
	2015E vs. 2014A	2016E vs. 2015E
American International Group, Inc.	6.5%	3.7%	10.0%
Zurich Insurance Group Ltd	NA	NA	3.0
The Travelers Companies, Inc.	1.7	2.0	4.9
The Allstate Corporation	4.9	4.2	10.0
Hartford Financial Services Group, Inc.	3.8	4.3	9.5
XL Group plc	(12.7)	11.4	9.0
W.R. Berkley Corporation	5.6	4.2	11.2

Peer Group:
Median	4.3%	4.2%	9.5
High	6.5	11.4	11.2
Low	(12.7)	2.0	3.0

Chubb	1.9%	2.4%
ACE	3.2	5.3

Selected Property and Casualty Insurance Sector Peer Group Underwriting Ratios

	2015E			2016E
	Loss	Expense	Combined	Loss	Expense	Combined
American International Group, Inc.	65.5%	34.6%	100.1%	63.8%	33.8%	97.6%
Zurich Insurance Group Ltd	65.6	31.2	96.8	65.5	30.4	95.9
The Travelers Companies, Inc.	60.8	31.4	92.2	62.2	31.3	93.5
The Allstate Corporation	67.9	26.4	94.3	67.6	26.5	94.1
Hartford Financial Services Group, Inc.	64.8	30.1	94.9	64.6	29.8	94.4
XL Group plc	59.9	31.2	91.9	60.5	30.7	91.2
W.R. Berkley Corporation	61.3	32.7	94.0	61.6	32.6	94.2

Peer Group:
Median	64.8%	31.2%	94.0%	63.8%	30.7%	94.1%
High	67.9	34.6	100.1	67.6	33.8	97.6
Low	59.9	26.4	91.9	60.5	26.5	91.2

Chubb	58.5%	31.6%	90.1%	58.0%	31.8%	89.8%
ACE	60.8	29.8	90.6	61.4	29.5	90.9

Selected Property and Casualty Insurance Sector Peer Group Return on Equity Metrics

	ROACE		ROATCE
	2015E	2016E	2015E	2016E
American International Group, Inc.	6.2%	6.7%	6.2%	6.8%
Zurich Insurance Group Ltd	11.6	11.9	15.1	15.2
The Travelers Companies, Inc.	12.1	11.7	14.3	13.8
The Allstate Corporation	11.3	11.9	12.1	12.7
Hartford Financial Services Group, Inc.	8.6	8.7	8.9	8.9
XL Group plc	7.8	8.3	8.7	9.8
W.R. Berkley Corporation	9.9	10.6	10.2	11.0

Peer Group:
Median	10.6%	9.9%	10.2%	11.0%
High	12.1	11.9	15.1	15.2
Low	6.2	6.7	6.2	6.8

Chubb	10.5%	10.7%	10.8%	11.0%
ACE	10.1	9.9	12.4	12.1

Selected Property and Casualty Insurance Sector Peer Group Changes in Investment Income

	2014 vs. 2013	2013 vs. 2012
American International Group, Inc.	1.7%	(22.3%)
Zurich Insurance Group Ltd	1.4	5.9
The Travelers Companies, Inc.	2.6	(6.0)
The Allstate Corporation	(12.3)	(1.7)
Hartford Financial Services Group, Inc.	(3.4)	(20.9)
XL Group plc	(3.0)	(5.7)
W.R. Berkley Corporation	10.4	(7.2)

Chubb	(4.8%)	(5.8%)
ACE	5.0	(1.7)

Selected Property and Casualty Insurance Sector Peer Group Investment Portfolio Composition (as of March 31, 2015)

	Government	State / Muni	Corp. Equity	Corp. Debt	Other
American International Group, Inc.	9.9%	9.8%	1.7%	42.5%	36.1%
Zurich Insurance Group Ltd	20.3	0.0	5.7	24.8	49.2
The Travelers Companies, Inc.	6.7	52.0	1.4	35.5	4.5
The Allstate Corporation	8.4	13.3	6.4	64.7	7.3
Hartford Financial Services Group, Inc.	9.5	20.6	1.9	36.4	31.6
XL Group plc	32.8	5.3	2.1	34.9	25.0
W.R. Berkley Corporation	12.0	32.1	10.1	23.3	22.4

Chubb	19.0%	50.5%	4.9%	22.6%	3.0%
ACE	33.5	8.7	0.9	35.0	21.9

The last paragraph on page 86 is deleted in its entirety and replaced with the below:

As part of its precedent merger and acquisition transaction analysis, Guggenheim Securities also reviewed and analyzed the observed transaction premia paid in connection with the selected precedent merger and acquisition transactions versus each target company’s (i) undisturbed stock price one day prior to the transaction announcement or rumored transaction (as the case may be), (ii) 20-day VWAP as of such date and (iii) past year high stock price as of such date. Guggenheim Securities also reviewed and analyzed each precedent merger and acquisition transaction target company’s forecasted NTM ROCE, NTM ROTCE and forecasted long-term EPS growth rate, as presented in the table below:

Selected Property and Casualty Insurance Sector Precedent M&A Transaction Operating Metrics

	NTM Est. ROCE	NTM Est. ROTCE	Long-Term EPS Growth
XL Group plc / Catlin Group Limited	10.1%	14.2%	3.5%
The Travelers Companies, Inc. / Dominion of Canada	NA	NA	NA
Intact Financial Corp. / AXA Canada Inc.	NA	NA	NA
Fairfax Financial Holdings Limited / Zenith National	1.3	1.3	10.0
Zurich Financial Services / AIG’s US Personal Auto	NA	NA	NA
Liberty Mutual Insurance Company / Safeco Corporation	15.5	15.5	11.0
Liberty Mutual Insurance Company / Ohio Casualty Corp	10.6	10.9	11.0
Travelers Property Casualty Corp. / The St. Paul Companies	16.3	16.7	10.0

Precedent M&A Transactions:
Median	10.6%	14.2%	10.0%
High	16.3	16.7	11.0
Low	1.3	1.3	3.5

The first bullet point under the heading “Estimated Incremental Financial Impacts Valuation Analyses” on page 89 is deleted and replaced by the following:

•	Guggenheim Securities based such discounted cash flow analyses on the estimated incremental financial impacts (as defined on page 77) as described below:

Projected Cash Flows – Cost Savings	($ in millions)
	Years Ending December 31,
	2016E	2017E	2018E
Cost Savings	$260	$390	$650
Less: Taxes	(91)	(137)	(228)
Tax Rate	35.0%	35.0%	35.0%

After-Tax Cost Savings	$169	$254	$423

Projected Cash Flows — Financing Costs	($ in millions)
	Years Ending December 31,
	2016E	2017E	2018E
Opportunity Cost of Cash	($268)	($205)	($188)
Less: Taxes	54	41	38
Tax Rate	20.0%	20.0%	20.0%

After-Tax Opportunity Cost of Cash	($214)	($164)	($150)

Cost of New Debt	(229)	(229)	(229)
Less: Taxes	80	80	80
Tax Rate	35.0%	35.0%	35.0%

After-Tax Opportunity Cost of New Debt	($149)	($149)	($149)

After-Tax Financing Costs	($363)	($313)	($299)

Projected Cash Flows — Integration and Transaction Expenses		($ in millions)
	Years Ending December 31,
	2016E	2017E	2018E
Integration Costs	($452)	($251)	($34)
Transaction Expenses	(138)	0	0

Subtotal	($591)	($251)	($34)
Less: Taxes	207	88	12
Tax Rate	35.0%	35.0%	35.0%

After-Tax Integration and Transaction Expenses	($384)	($163)	($22)

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, ACE has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of ACE and Chubb, and a prospectus of ACE, as well as other relevant documents concerning the proposed transaction. The definitive joint proxy statement/prospectus has been delivered to the shareholders of ACE and Chubb. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF ACE AND CHUBB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about ACE and Chubb, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, without charge, by directing a request to ACE Limited, 17 Woodbourne Avenue, Hamilton, HM08, Bermuda, Attention: Investor Relations, 441-299-9283, or to The Chubb Corporation, 15 Mountain View Road, P.O. Box 1615, Warren, New Jersey 07061, Attention: Investor Relations, 908-903-2365.

PARTICIPANTS IN THE SOLICITATION

ACE, Chubb, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ACE’s directors and executive officers is available in ACE’s proxy statement for its 2015 Annual General Meeting of Shareholders filed with the SEC on April 8, 2015, and ACE’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015. Information regarding Chubb’s directors and executive officers is available in Chubb’s proxy statement for its 2015 Annual Meeting of Shareholders filed with the SEC on March 13, 2015, and Chubb’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2015

THE CHUBB CORPORATION

By:	/s/ Maureen A. Brundage
	Name:	Maureen A. Brundage
	Title:	Executive Vice President, General Counsel and Corporate Secretary